Summary Prospectus July 28, 2017

 As supplemented on April 6, 2018

Steben Managed Futures Strategy Fund

Class A/SKLAX	Class C/SKLCX	Class I/SKLIX	Class N/SKLNX

Before you invest, you may want to review the Steben Managed Futures Strategy Fund (Fund) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 28, 2017, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.steben.com/managed-futures/steben-managed-futures-strategy/fund-materials. You can also get this information at no cost by calling 855.775.5571 or by sending an e-mail request to info@steben.com.

Investment Objective | The Fund seeks to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns.

Fees and Expenses of the Fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 20 of the Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None	None	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(2)	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	2.24%	2.99%	1.99%	2.24%

(1)	If purchase $1 million or more and redeem within 18 months.

(2)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. “Other Expenses” include the expenses of the Fund’s consolidated wholly owned subsidiary (Subsidiary). Pursuant to an Operating Services Agreement with the Fund, the Fund pays Steben & Company, Inc. (Steben or Adviser) 0.24% of the Fund’s average daily net assets and Steben has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s acquired fund fees and expenses (which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds) and the organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fees paid to Steben under the Operating Services Agreement may exceed the Fund’s actual ordinary operating expenses. This Operating Services Agreement may be terminated at any time by the Fund’s Board of Trustees.

Expense Example | This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$789	$1,235	$1,706	$3,001
Class C shares	$302	$924	$1,572	$3,308
Class I shares	$202	$624	$1,072	$2,316
Class N shares	$227	$700	$1,199	$2,573

Portfolio Turnover | The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for the period April 1, 2016 through March 31, 2017 was 38.33%.

Principal Investment Strategies | The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in:

▪	futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities);

▪	foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts); and

▪	options on futures and swaps (collectively, Derivative Instruments).

The Fund may invest in Derivative Instruments directly or it may invest up to 25% of its total assets at the time of purchase in a wholly owned and controlled subsidiary (Subsidiary) to pursue its managed futures strategy through investments in Derivative Investments. The principal investment strategies of the Subsidiary are the same as the principal investment strategies of the Fund.

The Adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

The Fund utilizes managers who employ a variety of managed futures trading strategies (Trading Advisors). The managed futures strategies to which the Fund seeks exposure typically include the following investment styles:

▪	trend following - quantitative and other strategies are used to identify underlying market trends over various time frames in prices to seek to exploit the market’s tendency to exhibit consecutive periods of price advances and/or declines

▪	short-term systematic and discretionary trading - quantitative strategies are used in an attempt to exploit short-term price patterns in financial and commodity markets

▪	counter-trend or mean reversion strategies - quantitative and other methods are used in an attempt to forecast price reversals over various time frames

The managed futures programs employed by the Trading Advisors have a wide variety of different trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

Each Trading Advisor implements its designated managed futures program by investing in a variety of Derivative Instruments. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. There are no formal limitations on the markets, strategies or instruments in which the Fund or the Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act (CEA).

Steben Managed Futures Strategy Fund | Summary Prospectus 2

The Fund invests in the Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. Such investment exposure could far exceed the value of the Subsidiary’s portfolio and its investment performance could be primarily dependent upon investments it does not own. The Subsidiary complies with the same asset coverage requirements under the Investment Company Act of 1940, as amended (1940 Act) with respect to its investments in Derivative Instruments that are applicable to the Fund’s transactions in derivatives. The Subsidiary is organized under the laws of the Cayman Islands.

The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Adviser allocates these assets to the Fund’s subadviser, who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. (Moody’s) of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if unrated determined by the Adviser or the subadviser to be of comparable quality. The Fund also may invest up to ten percent of its assets in lower quality fixed income securities, known as “high yield” or “junk” bonds, which are rated lower than investment grade securities. The fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of its internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Trading Advisor Selection. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. Trading Advisors are generally not registered under the Investment Advisers Act of 1940, as amended (Advisers Act).

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers for investment, Steben completes an investment due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate operational due diligence review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Allocation. Steben allocates the assets of the Fund and the Subsidiary among the Trading Advisors so as to provide exposure to what Steben considers to be an appropriate mix of trading styles and managed futures investment strategies given its strategic market views. The allocations are determined at Steben’s discretion in order to attempt to achieve the investment objective of the Fund. Allocations will not necessarily be equally weighted to each Trading Advisor, and the amount allocated to any program can change over time. New managed futures programs may be added and existing ones may be removed at any time.

Steben Managed Futures Strategy Fund | Summary Prospectus 3

Monitoring. Steben monitors the performance and risk exposures of the Trading Advisors and the Derivative Investments. If an investment’s performance or risk deviates significantly from Steben’s expectations, Steben will review the issue with the Trading Advisor. An unfavorable review could prompt Steben to reduce the allocation to the Trading Advisor’s program, or remove it altogether. However, Steben need not reduce the allocation if the outcome of the review is favorable.

Steben also performs periodic ongoing due diligence reviews of each Trading Advisor, in order to track enhancements or changes to their trading programs, as well as any significant organizational or operational developments. An unfavorable review could prompt an allocation reduction or a removal of the Trading Advisor from the Fund’s portfolio.

Principal Risks | The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

The following risks apply to the Fund’s direct investment in securities and Derivative Instruments as well as the Fund’s indirect investment through the Subsidiary.

▪	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

▪	Counterparty Risk. The Fund is subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses.

▪	Credit Risk. Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

▪	Currency Risk. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

▪	Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Additionally, a cybersecurity breach could result in a failure to maintain investors’ confidential information and could result in the theft of financial assets.

▪	Derivative Instrument Risk. Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

Steben Managed Futures Strategy Fund | Summary Prospectus 4

▪	Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

▪	Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. may be affected by political and economic events unique to a country or region, currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. In addition, Trading Advisors located in jurisdictions outside of the U.S. are subject to the laws of those jurisdictions.

▪	General Economic and Market Events Risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. The conclusion of the U.S. Federal Reserve’s and other foreign central bank’s quantitative easing stimulus program and/or increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact the Fund’s performance. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

▪	Managed Futures Regulatory Risk. Government regulation of the use of futures and other derivatives by mutual funds is continuing to evolve. Recently, the Securities and Exchange Commission proposed a new rule designed to modernize the regulation of derivatives usage by mutual funds that could have a significant impact on the manner in which certain managed futures mutual funds, including the Fund, operate. If this new rule is adopted as proposed, it may compel the Fund to change its investment strategy, make the Fund’s investment strategy more costly to implement, or require the Fund to cease operating as an investment company registered under the 1940 Act. The likelihood of these events, or the impact of potential future regulation, is currently not predictable.

▪	Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

▪	High-Yield Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

▪	Interest Rate Risk. When interest rates increase, the value of the Fund’s exposure to fixed income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

▪	Leveraging Risk. Investments in Derivative Instruments may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Not only can the Fund utilize leverage directly but the Subsidiary utilizes leverage through its investment the Derivative Instruments. Trading Advisors may engage in speculative transactions which involve substantial risk and leverage, such as making short sales.

▪	Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Steben Managed Futures Strategy Fund | Summary Prospectus 5

▪	Management Risk. The investment processes used by the Adviser, Trading Advisor or the subadviser could fail to achieve the Fund’s investment objective or their judgment may prove to be incorrect or not produce the desired results and cause your investment to lose value.

▪	Market Disruption and Geopolitical Risk. Instability in the financial markets or in various countries or regions around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may result in a loss to your investment.

▪	Market Risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

▪	Mortgage and Asset-Backed Securities Risk. Mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) are subject to credit risk because underlying loan borrowers may default. In addition, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

▪	Non-Diversification Risk. Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

▪	Short Sales Risk. The Trading Advisors may make short sales, which may be considered speculative transactions and involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

▪	Subsidiary Risk. The Fund’s investment in the Subsidiary exposes the Fund to the risks associated with the Subsidiary’s investments, which are generally the risks of futures-related investments. The Subsidiary is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. Although only up to 25% of the Fund’s assets at the time of investment may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

▪	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. Such fees are based on the notional amount of the investment.

▪	Tax Risk. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund’s investment in the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (IRS) has suspended the granting of private letter rulings confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. As a result, there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Steben Managed Futures Strategy Fund | Summary Prospectus 6

▪	Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the Fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit the Fund’s website at www.steben.com.

During performance period	Return	Quarter Ended
(Class N Shares)
Best Quarter	6.04%	3/31/2016
Worst Quarter	-7.35%	6/30/2015

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

The calendar year-to-date total return as of June 30, 2017 was -3.91% for Class A Shares, -4.27% for Class C Shares, -3.79% for Class I Shares, and -3.91% for Class N Shares.

Average annual total returns (for the period ended December 31, 2016)

Share Class	6 months	1 year	Since inception (April 1, 2014)
Class A – Before taxes	-2.23%	5.61%	3.88%
Class A w/Load - Before taxes	-7.85%	-0.46%	1.66%
Class C - Before taxes	-2.60%	4.82%	3.12%
Class I - Before taxes	-2.10%	5.88%	4.10%
Class N – Before taxes	-2.23%	5.62%	3.87%
Class N – After Taxes on Distributions	-2.27%	5.56%	2.01%
Class N – After Taxes on Distributions and Sale of Fund Shares	-1.22%	3.22%	2.11%
	Index
BofA Merrill Lynch T-Bill Index	0.18%	0.33%	0.15%
Barclay Systematic Traders Index	-3.87%	-1.92%	2.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser | Steben & Company, Inc. is the Fund’s investment adviser.

Trading Advisors | Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC, Crabel Capital Management LLC, and Welton Investment Partners, LLC, each serve as one of the Fund’s Trading Advisors with respect to the managed futures strategy of the Fund.

Subadviser | Principal Global Investors, LLC serves as the subadviser with respect to the fixed income assets of the Fund.

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Basak Akiska Investment Committee Member	Since Fund Inception (2014)

Steben Managed Futures Strategy Fund | Summary Prospectus 7

Purchase and Sale of Fund Shares | You may purchase, redeem, or exchange Class A, Class C, Class I and Class N shares of the Fund on any business day through your financial intermediary, by mail at Steben Managed Futures Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (855.775.5571).

The following shows the Fund’s investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A, Class C & Class N	$2,500	$100
Class I Shares	$1,000,000	$25,000

Shares of the Fund are redeemable on any day the New York Stock Exchange (NYSE) is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information | The dividends you receive from the Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries | If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steben Managed Futures Strategy Fund | Summary Prospectus 8